SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 1, 1997 (November 14, 1997)


                                  FRED'S, INC.

             (Exact name of registrant as specified in its charter)

                          Tennessee 00-19288 62-0634010
       (State or other jurisdiction (Commission file number) (IRS employer of incorporation) identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: (901) 365-8880





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Item 5.           Other Events.

1. On November 14, 1997, Fred's, Inc. ("Fred's"), through its wholly-owned subsidiary Fred's Stores of Tennessee, Inc. (the "Buyer"), purchased 17 stores from CVS Revco D.S., Inc., a Delaware corporation ("Seller"). The transaction was effected pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between the Buyer, Fred's, Seller and CVS Corporation, a Delaware corporation ("CVS"). Prior to this transaction, Fred's and the Buyer were not affiliated with the Seller or CVS and the Asset Purchase Agreement was negotiated at arms' length. The transaction was funded through operating cash and borrowings under Fred's existing line of credit.

         A copy of Fred's October 14, 1997 and November 24, 1997 Press Releases regarding the acquisition are attached as Exhibits to this Report on Form 8-K.

2. On November 24, 1997, Fred's announced that its Board of Directors approved a five-for-four stock split, to be effected as a 25% stock dividend, of its Common Stock, Class A voting, no par value. The new shares, one additional share for every four shares currently held by stockholders, will be distributed on December 19, 1997, to stockholders of record on December 5, 1997. Fred's currently has 9.4 million shares of Common Stock outstanding. Cash will be paid in lieu of fractional shares.

         Fred's Board of Directors also declared a quarterly cash dividend of $.05 per share on both old and new shares, using the same record date and payment date as the stock split. This represents an effective increase of 25% from the previous rate (which was $.04 per share per quarter, as adjusted for the stock split). The higher dividend will be paid on December 19, 1997, together with the stock dividend.

     Fred's, Inc. operates 258 discount general merchandise stores in the southeastern United States. The Company also markets goods and services to 31 franchised Fred's stores.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.



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      Exhibit No.             Description

       2.1 Asset Purchase Agreement between CVS Revco D.S., Inc., Fred's Stores of Tennessee, Inc., CVS Corporation and Fred's, Inc., dated as of October 10, 1997*

      2.2 Letter Agreement between CVS Revco D.S., Inc., Fred's Stores of Tennessee, Inc., CVS Corporation and Fred's, Inc. dated as of November 1, 1997

      99.1 Press Release dated October 14, 1997 announcing the asset purchase

      99.2 Press Release dated November 24, 1997, announcing the completion of the asset purchase and the Fred's stock split and dividend



         *The following exhibits and schedules to the Asset Purchase Agreement have been omitted, and Fred's will file supplementally any such exhibits or schedules to the Commission upon request:

                  Exhibits and Schedules to Asset Purchase Agreement

Exhibit A                  List of Acquired Stores

Exhibit B                  Assignment and Assumption Agreement

Exhibit C                  Lease Assignment

Exhibit 10.02(c)           Form of Opinion of Davis Polk & Wardwell

Exhibit 10.03(b)           Form of Opinion of Waring Cox, PLC

Schedule  2.01(c)          Fixed Assets

Schedule  2.06             Inventory Cost Schedule

Schedule  3.08(a)          Lease Abstracts

Schedule  3.15             Sales Data

Schedule  9.02(a)          Material Employee Plans

Schedule  9.02(b)          Material Benefit Arrangements


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                                                  SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRED'S, INC.

                                        /s/ Richard B. Witaszak
Date:  December 1, 1997
                                        Richard B. Witaszak
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Duly Authorized Officer)





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